SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of report (date of earliest event reported):  May 15, 1998



                       AXIOHM TRANSACTION SOLUTIONS, INC.

             (Exact name of registrant as specified in its charter)




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               California               0-13459                 94-2917470
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(State or jurisdiction of        (Commisson File Number)  (I.R.S. Employer
incorporation or organization)                            Identification   No.)
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                             15070 Avenue of Science
                           San Diego, California 92128

          (Address, including zip code, of principal executive offices)



       Registrant's telephone number, including area code: (619) 451-3485








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Item 8.  Change in Fiscal Year.

On May 15, 1998, Axiohm Transaction Solutions, Inc. (the "Company") determined to change its fiscal year from the twelve month period ended December 31 to the 52 or 53-week period that ends on the Saturday nearest December 31, effective for fiscal year 1998. As a result, the Company's first quarter of 1998 represents the thirteen-week period ended on April 4, 1998, and the Company's 1998 fiscal year will end on January 2, 1999. Fiscal year 1998 will have fifty-three weeks. The Company's Quarterly Report on Form 10-Q for the thirteen week period ended April 4, 1998 will cover the transition period.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           AXIOHM TRANSACTION SOLUTIONS, INC.



Dated: May 15, 1998                         By:      /s/ Janet W. Shanks
                                                  ------------------------
                                                         Janet W. Shanks
                                                     Chief Accounting Officer



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